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                                                                    EXHIBIT 4.8

                              CORRECTED CERTIFICATE

                                       OF

                            THE CERTIFICATE OF TRUST

                                       OF

                              CALPINE CAPITAL TRUST

                THIS Corrected Certificate of the Certificate of Trust of Calpine Capital Trust (the "Trust"), is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to correct the Certificate of Trust of the Trust, which was filed on October 4, 1999 (the "Certificate of Trust"), with the Secretary of State of the State of Delaware under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

                1. As permitted under the Act (12 Del. C. Section 3810(e)), the Certificate of Trust is hereby corrected to cause the Certificate of Trust, which was not executed by all of the trustees of the Trust as required by the Act (12 Del. C. Section 3811(a)(1)), to be executed by all of the trustees of the Trust.

                2. The Certificate of Trust is hereby corrected in its entirety as follows:



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                              CERTIFICATE OF TRUST

                                       OF

                              CALPINE CAPITAL TRUST

                This Certificate of Trust is being executed as of September 29, 1999 for the purpose of creating a business trust pursuant to the Delaware Business Trust Act, 12 Del. C. Section 3801, et seq. (the "Act").

                The undersigned hereby certify as follows:

                1. Name. The name of the business trust formed hereby is Calpine Capital Trust (the "Trust").

                2. Delaware Trustee. The name and business address of the Delaware trustee of the Trust meeting the requirements of Section 3807 of the Act are as follows:

                   The Bank of New York (Delaware)
                   White Clay Center, Route 273
                   Newark, Delaware  19711

                3. Effective Date. This Certificate of Trust shall be effective immediately upon filing in the Office of the Secretary of State of the State of Delaware.

                4. Counterparts. This Certificate of Trust may be executed in one or more counterparts.

                IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust, have duly executed this Certificate of Trust as of the day and year first above written.


                           [Signature page to follow]

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                                            THE BANK OF NEW YORK, not in its
                                            individual capacity but solely as
                                            trustee

                                            By: /s/ Thomas C. Knight
                                               ---------------------------------
                                               Name:  Thomas C. Knight
                                               Title: Assistant Vice President

                                            THE BANK OF NEW YORK

                                            (DELAWARE), not in its individual
                                            capacity but solely as trustee

                                            By: /s/ Walter N. Gitlin
                                               ---------------------------------
                                               Name:  Walter N. Gitlin
                                               Title: Authorized Signatory

                                            PETER CARTWRIGHT, not in his
                                            individual capacity, but solely as
                                            trustee

                                            /s/ Peter Cartwright
                                            ------------------------------------

                                            ANN B. CURTIS, not in her individual
                                            capacity, but solely as trustee

                                            /s/ Ann B. Curtis
                                            ------------------------------------

                                            THOMAS R. MASON, not in his
                                            individual capacity, but solely as
                                            trustee

                                            /s/ Thomas R. Mason
                                            ------------------------------------